AMENDMENT TO SERVICES AGREEEMENT


         This Amendment to Services Agreement ("Amendment"), is made and entered into this 1 day of June, 1996, between INTEGRATED LIVING COMMUNITIES OF DALLAS, INC., a Delaware corporation ("ILC"), and CAMBRIDGE GROUP OF TEXAS, INC., a Texas Corporation ("CGT").


                                    RECITALS


         WHEREAS, ILC and CGT have entered into a Services Agreement, dated June 1, 1996, (the "Agreement"); and

         WHEREAS, the Agreement sets forth the terms and conditions upon which CGT will provide certain services to ILC at the ALF (as defined in the Agreement); and

         WHEREAS, ILC and CGT wish to amend the Agreement as follows:



         During the Term (as defined in this Agreement), CGT shall provide general building management and landscaping services with respect to the physical structure of the ALF.

         In connection with the provision of general building management and landscaping servies for the ALF, ILC shall be responsible for the payment of thirty-one thousand eighty-three dollars ($31,083) per month.

         All other terms and conditions of the Agreement shall remain in full force and effect.



                       [SIGNATURES ON THE FOLLOWING PAGE}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first set forth above.


CAMBRIDGE GROUP OF TEXAS, INC.


By:
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Title:
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INTEGRATED LIVING COMMUNITIES OF DALLAS, INC.

By:
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